Exhibit 99.1

Euronet Worldwide Announces Proposed Private Placement of $850 Million of Convertible Senior Notes

August 13, 2025

LEAWOOD, Kansas, August 13, 2025 ([GLOBE NEWSWIRE]) -- Euronet Worldwide, Inc. (“Euronet” or the “Company”) (Nasdaq: EEFT), a leading electronic payments provider, today announced that it intends to offer, subject to market conditions and other factors, $850 million in aggregate principal amount of Convertible Senior Notes due 2030 (the “notes”) in a private placement (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Euronet also intends to grant the initial purchasers of the notes an option to purchase, for settlement during the 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $150 million in aggregate principal amount of the notes.

The notes will be general unsecured obligations of Euronet and will accrue interest payable semiannually in arrears. Upon conversion, Euronet will pay or deliver, as the case may be, cash, shares of Euronet’s common stock or a combination of cash and shares of Euronet’s common stock, at its election. The interest rate, initial conversion rate and other terms of the notes will be determined at the time of pricing of the offering.

Euronet expects to use the net proceeds from the offering to repay borrowings outstanding under its existing unsecured revolving credit facility. If the initial purchasers exercise their option to purchase additional notes, Euronet expects to use the net proceeds from the sale of the additional notes to repay additional indebtedness under its revolving credit facility or for other general corporate purposes. In connection with the offering, Euronet expects to use cash on hand to pay the cost of the capped call transactions described below and to repurchase up to $175 million of its common stock concurrently with the pricing of the offering in privately negotiated transactions as described below. If the initial purchasers exercise their option to purchase additional notes, Euronet expects to also use cash on hand to enter into additional capped call transactions with the option counterparties as described below.

In connection with the pricing of the notes, Euronet expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or affiliates thereof and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to customary adjustments substantially similar to those applicable to the notes, the number of shares of Euronet’s common stock initially underlying the notes. The capped call transactions are generally expected to reduce the potential dilution to Euronet’s common stock upon any conversion of notes and/or offset any cash payments Euronet is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, Euronet expects the option counterparties or their respective affiliates to purchase shares of Euronet’s common stock and/or enter into various derivative transactions with respect to Euronet’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Euronet’s common stock or the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Euronet’s common stock and/or purchasing or selling Euronet’s common stock or other securities of Euronet in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of notes, in connection with any redemption or fundamental change repurchase of the notes and to the extent Euronet exercises the relevant election under the capped call transactions, following any other repurchase of the notes). This activity could also cause or avoid an increase or a decrease in the market price of Euronet’s common stock or the notes, which could affect the ability of a holder of notes to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, this could affect the number of shares, if any, and value of the consideration that a holder of notes will receive upon conversion of its notes.

As discussed above, Euronet intends to use up to $175 million of cash on hand to repurchase shares of its common stock. Euronet expects to repurchase such shares from purchasers of notes in privately negotiated transactions with or through one of the initial purchasers or its affiliate concurrently with the pricing of the offering (the “share repurchases”), and Euronet expects the purchase price per share of its common stock repurchased in such share repurchases to equal the last reported sale price of its common stock on the Nasdaq Global Select Market on the date of the offering. These share repurchases could increase, or reduce the size of any decrease in, the market price of Euronet’s common stock, including concurrently with the pricing of the notes, resulting in a higher initial conversion price for the notes. No assurance can be given as to how much, if any, of Euronet’s common stock will be repurchased or the terms on which it will be repurchased. This press release is not an offer to repurchase Euronet’s common stock, and the offering of the notes is not contingent upon the repurchase of Euronet’s common stock.

The notes and any shares of Euronet’s common stock issuable upon conversion of the notes have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

About Euronet Worldwide, Inc.

A global leader in payments processing and cross-border transactions, Euronet moves money in all the ways consumers and businesses depend upon. This includes money transfers, credit/debit processing, ATMs, point-of-sale services, branded payments, currency exchange and more. With products and services in 199 countries and territories provided through its own brand and branded business segments, Euronet and its financial technologies and networks make participation in the global economy easier, faster and more secure for everyone. Visit the Company’s website at www.euronetworldwide.com.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the United States Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements in this document by words such as “may,” “will,” “should,” “can,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work,” “continue,” “target,” “poised,” “advance,” “drive,” “aim,” “forecast,” “approach,” “seek,” “schedule,” “position,” “pursue,” “progress,” “budget,” “outlook,” “trend,” “guidance,” “commit,” “on track,” “objective,” “goal,” “strategy,” “opportunity,” “ambitions,” “aspire” and similar expressions, and variations or negative of such terms or other variations thereof. Words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements.

The forward-looking statements involve risks and uncertainties regarding, among other things, the proposed offering, including statements concerning the proposed terms and anticipated completion, timing and size of the proposed offering of notes, the capped call transactions and any share repurchases, the anticipated use of proceeds from the proposed offering, any repurchases of shares of Euronet’s common stock, including any share repurchases, and the potential impact of the foregoing or related transactions on dilution to holders of its common stock and the market price of its common stock, the trading price of the notes or the conversion price of the notes. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual events to differ materially from Euronet’s plans. These risks include, but are not limited to, market risks, trends and conditions, Euronet’s ability to complete the proposed offering on the expected terms, or at all, whether Euronet will be able to satisfy closing conditions related to the proposed offering, whether and on what terms Euronet may repurchase any shares of its common stock, changes in the structure or terms of the capped call transactions and unanticipated uses of capital, any of which could differ or change based upon market conditions or for other reasons, and those risks included in the section titled “Risk Factors” in Euronet’s Annual Report on Form 10-K for the year ended December 31, 2024 and its Securities and Exchange Commission (“SEC”) filings and reports, including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 and other filings that Euronet makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov. Any forward-looking statements made in this press release speak only as of the date of this press release. Except as may be required by law, Euronet does not intend to update these forward-looking statements and undertakes no duty to any person to provide any such update under any circumstances. The Company regularly posts important information to the investor relations section of its website.

CONTACT: Euronet Worldwide, Inc.
  Stephanie Taylor
  +1-913-327-4200

Source: Euronet Worldwide, Inc.

Source: Euronet Worldwide, Inc.